UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,
DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act
of 1934
Date of Report (Date
of earliest event reported):
November 3, 2026
CAPITAL CITY BANK GROUP, INC.
(Exact name
of registrant as specified
in its charter)
Florida
0-13358
59-2273542
(State of Incorporation)
(Commission File Number)
(IRS Employer
Identification
No.)
217 North Monroe Street
,
Tallahassee
,
Florida
32301
(Address of principal
executive offices
(Zip Code)
Registrant's telephone
number, including area
code: (
850
)
402-7821
(Former Name
or Former Address, if Changed
Since Last Report)
Check the appropriate box below if the Form
8-K filing is intended to simultaneously satisfy the
filing obligation of the registrant
under any
of the following provisions (see General
Instruction A.2. below):
☐
Written communications pursuant
to Rule 425 under
the Securities Act (17 CFR 230.425)
☐
Soliciting material
pursuant
to Rule 14a-12 under
the Exchange
Act (17 CFR 240.14a
-12)
☐
Pre-commencement communications pursuant
to Rule 14d-2(b) under
the Exchange
Act (17 CFR 240.14d
-2(b))
☐
Pre-commencement communications pursuant
to Rule 13e-4(c) under the
Exchange Act (17
CFR 240.13e-4(c))
Securities registered
pursuant
to Section 12(b) of
the Act:
Title of each
class
Trading Symbol(s) Name of each exchange on which registered
Common Stock, Par value $0.01
CCBG
Nasdaq Stock Market
, LLC
Indicate
by check mark
whether the registrant is an
emerging growth company
as defined
in Rule 405 of the
Securities Act of 1933
(§230.405
of this chapter)
or Rule 12b-2 of the
Securities Exchange Act of
1934 (§240.12b
-2 of this chapter).
Emerging growth company
☐
If an emerging growth
company,
indicate by check
mark if the
registrant has elected
not to use the
extended
transition period
for
complying with any
new or revised financial
accounting
standards
pursuant
to Section 13(a)
of The Exchange
Act.
☐

CAPITAL CITY
BANK GROUP,
INC.
FORM 8- K
CURRENT REPORT
Item 7.01
Regulation FD Disclosure
Capital City Bank Group, Inc. posted
to its internet website (www.ccbg.com) a third quarter
2026
Investor Presentation.
A copy of
the presentation
materials is being furnished
as Exhibit 99.1 to
this report, substantially
in the form intended
to be used.
Exhibit 99.1 is incorporated
by reference under
this Item 7.01.
In accordance with general instruction B.2 of
Current Report on
Form 8-K, this information (including Exhibit 99.1) is furnished and shall not be
deemed filed for
purposes of Section 18 of the Securities Exchange Act of 1934.
Item 9.01
Financial Statements
and Exhibits.
(d)
Exhibits.
The exhibits listed
in the exhibit index
are furnished pursuant to Regulation FD as part of this Current
Report on Form
8-K and shall not be deemed filed for purposes of
Section 18 of the
Securities and Exchange
Act
of 1934.
Item No.
Description of
Exhibit
99.1
Copy of third quarter 2026 Investor Presentation for Capital City Bank Group, Inc.
104
Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to
the requirements
of the Securities Exchange Act of 1934, the
Registrant has
duly caused
this report to be signed
on its behalf by the undersigned
hereunto duly
authorized.
CAPITAL CITY BANK GROUP,
INC.
Date:
November 3, 2026
By:
/s/ Jeptha
E. Larkin
Jeptha E. Larkin,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number
Description
99.1
Investor Presentation for third quarter 2026.
104
Cover Page Interactive Data File (embedded within the Inline XBRL document)